UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

 PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 22, 2024

HOVNANIAN ENTERPRISES, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-8551 (Commission File Number)	22-1851059 (IRS Employer Identification No.)

90 Matawan Road, Fifth Floor
Matawan, New Jersey 07747
(Address of Principal Executive Offices) (Zip Code)

(732) 747-7800
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since
Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock $0.01 par value per share	HOV	New York Stock Exchange
Preferred Stock Purchase Rights (1)	N/A	New York Stock Exchange
Depositary Shares each representing 1/1,000th of a share of 7.625% Series A Preferred Stock	HOVNP	The Nasdaq Stock Market LLC

(1) Each share of Class A Common Stock includes an associated Preferred Stock Purchase Right. Each Preferred Stock Purchase Right initially represents the right, if such Preferred Stock Purchase Right becomes exercisable, to purchase from the Company one ten-thousandth of a share of its Series B Junior Preferred Stock for each share of Common Stock. The Preferred Stock Purchase Rights currently cannot trade separately from the underlying Common Stock.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 2.02.            Results of Operations and Financial Condition.

On February 22, 2024, Hovnanian Enterprises, Inc. (the “Company”) issued a press release announcing its preliminary financial results for the fiscal first quarter ended January 31, 2024. A copy of the press release is attached as Exhibit 99.1.

The information in this Current Report on Form 8-K and the Exhibit attached hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

The attached earnings press release contains information about consolidated earnings before interest expense and income taxes (“EBIT”) and before depreciation and amortization (“EBITDA”) and before inventory impairments and land option write-offs and gain on extinguishment of debt, net (“Adjusted EBITDA”) and also contains the ratio of Adjusted EBITDA to interest incurred, which are non-GAAP financial measures. The most directly comparable GAAP financial measure for EBIT, EBITDA and Adjusted EBITDA is net income. A reconciliation for historical periods of EBIT, EBITDA and Adjusted EBITDA to net income is contained in the earnings press release.

The attached earnings press release contains information about homebuilding gross margin, before cost of sales interest expense and land charges, and homebuilding gross margin percentage, before cost of sales interest expense and land charges, which are non-GAAP financial measures. The most directly comparable GAAP financial measures are homebuilding gross margin and homebuilding gross margin percentage, respectively. A reconciliation for historical periods of homebuilding gross margin, before cost of sales interest expense and land charges, and homebuilding gross margin percentage, before cost of sales interest expense and land charges, to homebuilding gross margin and homebuilding gross margin percentage, respectively, is contained in the earnings press release.

The attached earnings press release contains information about adjusted income before income taxes, which is defined as income before income taxes excluding land-related charges and gain on extinguishment of debt, net, which is a non-GAAP financial measure. The most directly comparable GAAP financial measure is income before income taxes. A reconciliation for historical periods of adjusted income before income taxes to income before income taxes is contained in the earnings press release.

The attached earnings press release contains information about selling, general and administrative costs (“SG&A”) excluding the impact of incremental phantom stock expense, which is a non-GAAP financial measure. The most directly comparable GAAP financial measure is the SG&A, to which SG&A excluding the impact of incremental phantom stock expense is reconciled in the earnings press release.

The attached earnings press release contains information about income before income taxes excluding the impact of incremental phantom stock expense, which is a non-GAAP financial measure. The most directly comparable GAAP financial measure is income before income taxes, to which income before income taxes excluding the impact of incremental phantom stock expense is reconciled in the earnings press release.

The attached earnings press release contains information about earnings before interest and taxes return on investment (“EBIT ROI”), which is a non-GAAP financial measure. The most directly comparable GAAP financial measure is income before income taxes. A reconciliation for historical periods of EBIT ROI to income before income taxes is contained in the earnings press release.

Management believes EBITDA to be relevant and useful information as EBITDA is a standard measure commonly reported and widely used by analysts, investors and others to measure and benchmark the Company’s financial performance without the effects of various items the Company does not believe are characteristic of its ongoing operating performance. EBITDA does not take into account substantial costs of doing business, such as income taxes and interest expense. While many in the financial community consider EBITDA to be an important measure of comparative operating performance, it should be considered in addition to, but not as a substitute for, income before income taxes, net income and other measures of financial performance prepared in accordance with accounting principles generally accepted in the United States that are presented on the financial statements included in the Company’s reports filed with the Securities and Exchange Commission. Additionally, the Company’s calculation of EBITDA may be different than the calculation used by other companies, and, therefore, comparability may be affected.

Management believes homebuilding gross margin, before cost of sales interest expense and land charges, enables investors to better understand the Company’s operating performance. This measure is also useful internally, helping management to evaluate the Company’s operating results on a consolidated basis and relative to other companies in the Company’s industry. In particular, the magnitude and volatility of land charges for the Company, and for other homebuilders, have been significant and, as such, have made financial analysis of the Company’s industry more difficult. Homebuilding metrics excluding land charges, as well as interest amortized to cost of sales, and other similar presentations prepared by analysts and other companies are frequently used to assist investors in understanding and comparing the operating characteristics of homebuilding activities by eliminating many of the differences in companies’ respective levels of impairments and levels of debt. Homebuilding gross margin, before cost of sales interest expense and land charges, should be considered in addition to, but not as an alternative to, homebuilding gross margin determined in accordance with GAAP as an indicator of operating performance. Additionally, the Company’s calculation of homebuilding gross margin, before cost of sales interest expense and land charges, may be different than the calculation used by other companies, and, therefore, comparability may be affected.

Management believes adjusted income before taxes to be relevant and useful information because it provides a better metric of the Company’s operating performance. Adjusted income before taxes should be considered in addition to, but not as a substitute for, income before income taxes, net income and other measures of financial performance prepared in accordance with accounting principles generally accepted in the United States that are presented on the financial statements included in the Company’s reports filed with the Securities and Exchange Commission. Additionally, the Company’s calculation of adjusted income before taxes may be different than the calculation used by other companies, and, therefore, comparability may be affected.

Management believes adjustments to certain GAAP measures to exclude the impact of incremental phantom stock expense to be relevant and useful information. Phantom stock awards were granted in lieu of actual equity under the Company’s long-term incentive plan as a result of dilution concerns associated with the low stock price at the time of grant. The Company does not believe such expense is characteristic of its ongoing operating performance.

Management believes EBIT ROI to be relevant and useful information because it is a measure of operational performance irrespective of the capital structure of the Company. EBIT ROI should be considered in addition to, but not as a substitute for income before income taxes and other measures of financial performance prepared in accordance with accounting principles generally accepted in the United States that are presented on the financial statements included in the Company’s reports filed with the Securities and Exchange Commission. Additionally, the Company’s calculation of EBIT ROI may be different than the calculation used by other companies, and, therefore, comparability may be affected.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit 99.1	Earnings Press Release-Fiscal First Quarter Ended January 31, 2024.

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOVNANIAN ENTERPRISES, INC.
(Registrant)

By:	/s/ Brad G. O’Connor
Name: Brad G. O’Connor
Title: Chief Financial Officer and Treasurer

Date: February 22, 2024